BLACKROCK BALANCED CAPITAL FUND, INC.

(the “Fund”)

Supplement dated November 14, 2012

to the Summary Prospectus dated October 5, 2012

Effective immediately, the following changes are made to the Fund’s Summary Prospectus:

The section in the Summary Prospectus captioned “Portfolio Managers” as it relates solely to the Total Return Portfolio is deleted in its entirety and replaced with the following:

The Total Return Portfolio in which the Fund invests a portion of its assets is managed by a team of investment professionals comprised of Rick Rieder and Bob Miller.

Name	Portfolio Manager of the Total Return Portfolio Since	Title
Rick Rieder	2010	Chief Investment Officer of Fixed Income, Fundamental Portfolios of BlackRock, Inc.
Bob Miller	2011	Managing Director of BlackRock, Inc.

Shareholders should retain this Supplement for future reference.

SPRO-BC-1112SUP